Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line Fund, Inc. (the “Registrant”), certify that:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 12/31/07 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 26, 2008

By: /s/_________________________
Jean Bernhard Buttner
Chairman and President
Value Line Fund, Inc.

Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen R. Anastasio, Treasurer of the Value Line Fund, Inc. (the “Registrant”), certify that:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 12/31/07 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 26, 2008

By: /s/_________________________
Stephen R. Anastasio
Treasurer
Value Line Fund, Inc.